                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

                                 ----------------

                                    FORM 8-K


                            CURRENT REPORT PURSUANT TO
                            SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  January 15, 1999


                       Park Place Entertainment Corporation
                       ------------------------------------
                          (Exact Name of Registrant as
                              Specified in Charter)



         Delaware                  1-14573                   88-0400631
     ----------------            ------------              --------------
     (State or Other             (Commission                (IRS Employer
     Jurisdiction of                File                    Identification
      Incorporation)               Number)                       No.)



                         3930 Howard Hughes Parkway
                          Las Vegas, Nevada 89109
                      --------------------------------
                            (Address of Principal
                              Executive Offices)


                              (702) 699-5000
                       ----------------------------
                         (Registrant's telephone
                       number, including area code)


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ITEM 5.   OTHER EVENTS

      A copy of the press release, dated January 19, 1999, of Park Place Entertainment Corporation (the "Registrant") announcing the expansion of the size of its Board of Directors and appointing Barbara Bell Coleman to fill the resulting vacancy, subject to appropriate gaming regulatory approvals, is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

       7(c) Exhibits
            --------
              99     Press Release of the Registrant, dated January 19, 1999.




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          Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PARK PLACE ENTERTAINMENT CORPORATION

Dated:  January 20, 1999       By:  /s/     SCOTT A. LAPORTA
                                   -------------------------------------------
                                   Name:   Scott A. LaPorta
                                   Title:  Executive Vice President and
                                           Chief Financial Officer


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